Exhibit 99.1

For Immediate Release
For more information, contact:
Anthony (Tony) Cristello
Standard Motor Products, Inc.
(972) 316-8107
tony.cristello@smpcorp.com

Standard Motor Products, Inc. Announces

Second Quarter 2024 Results and Quarterly Dividend

New York, NY, August 1, 2024......Standard Motor Products, Inc. (NYSE: SMP), a leading automotive parts manufacturer and distributor, reported today its consolidated financial results for the three and six months ended June 30, 2024.

Net sales for the second quarter of 2024 were $389.8 million, compared to consolidated net sales of $353.1 million during the comparable quarter in 2023. Earnings from continuing operations for the second quarter of 2024 were $18.0 million or $0.81 per diluted share, compared to $18.4 million or $0.83 per diluted share in the second quarter of 2023. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the second quarter of 2024 were $21.7 million or $0.98 per diluted share, compared to $18.6 million or $0.84 per diluted share in the second quarter of 2023.

Consolidated net sales for the six months ended June 30, 2024, were $721.2 million, compared to consolidated net sales of $681.1 million during the comparable period in 2023.  Earnings from continuing operations for the six months ended June 30, 2024, were $27.8 million or $1.25 per diluted share, compared to $31.1 million or $1.40 per diluted share in the comparable period of 2023.  Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the six months ended June 30, 2024 and 2023 were $31.7 million or $1.42 per diluted share and $31.9 million or $1.44 per diluted share, respectively.

Mr. Eric Sills, Standard Motor Products’ Chairman and Chief Executive Officer stated, “We are pleased with our second quarter results as sales increased 10.4% versus last year’s second quarter, while year-to-date sales are up nearly 6% relative to 2023.  We experienced solid top line results in all segments, setting records across the board, most notably within Temperature Control.”

By segment, Vehicle Control sales improved 2.7% in the quarter, accelerating from the more modest growth seen in our first quarter.  Year-to-date sales are up 1.6%, and we are pleased with the trajectory.

Temperature Control sales increased 28.2% versus last year’s second quarter, representing an all-time quarterly sales record, as elevated heat persisted across much of the country.  Year-to-date we are up nearly 16%, and temperatures remain hot, which should be positive for the third quarter.

Our Engineered Solutions segment sales increased 6.1% in the quarter and 5.3% for the year, attributable to strong demand from our existing customers as well as new business wins. We continue to see positive results from our cross-selling efforts, and the pipeline of opportunities remains healthy.

Looking at profitability, our Adjusted EBITDA margin was 10.1% in the quarter vs. 10.0% last year. Excluding $1.3 million of start-up costs related to our new distribution center in Shawnee, KS, Adjusted EBITDA was 10.4% in the quarter.   During the quarter, our operating income was impacted by a roughly $1.0 million increase in customer factoring program expense over last year mainly due to higher sales volumes, although it appears we are finally starting to see a leveling off from the impact of elevated interest rates.

Mr. Sills commented, “While we are pleased with our sales results, we continue to work on our profitability, as cost pressures persist.  To address this, we chose to implement an early retirement program launched in the second quarter.  Benefits of this program will phase in over the next few quarters, and once fully realized, we anticipate achieving an estimated $10 million of annualized savings. We expect one-time severance costs of approximately $6 million related to this program, of which $2.6 million was incurred in the second quarter, and an additional $3.1 million is expected to be incurred in the second half of 2024 as people retire.”

During the quarter, we announced a definitive agreement to acquire AX V Nissens III APS (“Nissens”), a leading European manufacturer and distributor of aftermarket engine cooling and air conditioning products with a growing array of vehicle control technologies, for approximately $388 million (€360 million) in cash. Nissens has annual revenues of approximately $260 million with a mid-teens EBITDA margin rate.  The transaction is expected to be completed before the end of 2024, and is subject to certain closing conditions, including receipt of applicable antitrust and other regulatory approvals. We are extremely excited about this major step forward for our company. For more details, please see our July 10, 2024 press release and investor presentation related to the Nissens acquisition located on our website www.smpcorp.com.

As part of our commitment to return value to shareholders, the Board of Directors has approved payment of a quarterly dividend of 29 cents per share on the common stock outstanding, which will be paid on September 3, 2024 to stockholders of record on August 15, 2024. Additionally, we purchased $7.8 million of common stock under our existing share repurchase authorization during the quarter, leaving our remaining authorization under the current program at $19.6 million.

Regarding our sales and profit expectations for the full year of 2024, and excluding any impact from the Nissens acquisition, we anticipate sales growth will be in the low- to mid-single digits, up from prior projections, and Adjusted EBITDA will be in a range of 9.0-9.5%, consistent with what we noted previously.  We expect to incur roughly $3-4 million of additional start-up costs in 2024 as compared to 2023 for our new distribution center in Shawnee, KS, related to increased rent as well as duplicate expenses as we transition away from our Edwardsville, KS distribution center.

In closing, Mr. Sills commented “As we look towards the second half of the year, we are encouraged with the demand seen so far across all our segments.  Aftermarket fundamentals remain positive, and our Engineered Solutions business is performing well. Lastly, we are excited about our planned acquisition of Nissens that expands our geographic presence, and provides a meaningful global growth platform for many years to come.  We want to thank all our employees for our current success and helping us achieve our goals for the future.”

Conference Call
Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Thursday, August 1, 2024.  This call will be webcast and can be accessed on the Investor Relations page of our website at www.smpcorp.com and clicking on the SMP 2Q 2024 Earnings Webcast link.  Investors may also listen to the call by dialing 800-343-4136 (domestic) or 203-518-9843 (international) and using conference ID SMP2Q2024.  Our playback will be made available for dial in immediately following the call.  For those choosing to listen to the replay by webcast, the link should be active on our website within 24 hours after the call.  The playback number is 800-938-2490 (domestic) or 402-220-9028 (international).

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)
NET SALES	$389,829	$353,075	$721,232	$681,103

COST OF SALES	278,382	251,806	520,263	488,567

GROSS PROFIT	111,447	101,269	200,969	192,536

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	83,885	73,843	158,618	143,476
RESTRUCTURING AND INTEGRATION EXPENSES	2,559	294	2,751	1,206
OTHER INCOME (EXPENSE), NET	(17)	46	5	70

OPERATING INCOME	24,986	27,178	39,605	47,924

OTHER NON-OPERATING INCOME, NET	2,199	802	3,018	1,027

INTEREST EXPENSE	2,752	3,283	4,819	7,145

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	24,433	24,697	37,804	41,806

PROVISION FOR INCOME TAXES	6,109	6,289	9,451	10,661

EARNINGS FROM CONTINUING OPERATIONS	18,324	18,408	28,353	31,145

LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(917)	(9,221)	(1,956)	(10,001)

NET EARNINGS	17,407	9,187	26,397	21,144

NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTEREST	344	50	510	89

NET EARNINGS ATTRIBUTABLE TO SMP (a)	$17,063	$9,137	$25,887	$21,055

NET EARNINGS ATTRIBUTABLE TO SMP
EARNINGS FROM CONTINUING OPERATIONS	$17,980	$18,358	$27,843	$31,056
LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(917)	(9,221)	(1,956)	(10,001)
TOTAL	$17,063	$9,137	$25,887	$21,055

NET EARNINGS PER COMMON SHARE ATTRIBUTABLE TO SMP
BASIC EARNINGS FROM CONTINUING OPERATIONS	$0.83	$0.85	$1.27	$1.43
DISCONTINUED OPERATION	(0.05)	(0.43)	(0.09)	(0.46)
NET EARNINGS PER COMMON SHARE - BASIC	$0.78	$0.42	$1.18	$0.97

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$0.81	$0.83	$1.25	$1.40
DISCONTINUED OPERATION	(0.04)	(0.42)	(0.09)	(0.45)
NET EARNINGS PER COMMON SHARE - DILUTED	$0.77	$0.41	$1.16	$0.95

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	21,767,526	21,689,067	21,845,678	21,649,562
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	22,185,536	22,183,489	22,277,590	22,139,708

(a) “SMP” refers to Standard Motor Products, Inc. and subsidiaries.

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Profit
(In thousands)
	THREE MONTHS ENDED				SIX MONTHS ENDED
	JUNE 30,				JUNE 30,
	2024		2023		2024		2023
	(Unaudited)				(Unaudited)
Revenues
Engine Management (Ignition, Emissions and Fuel Delivery)	$115,529		$113,589		$231,614		$229,672
Electrical and Safety	57,128		52,867		109,535		104,671
Wire sets and other	16,084		17,333		33,116		34,023
Vehicle Control	188,741		183,789		374,265		368,366

AC System Components	99,970		72,730		149,930		123,528
Other Thermal Components	24,511		24,344		46,159		45,952
Temperature Control	124,481		97,074		196,089		169,480

Commercial Vehicle	23,483		20,225		46,391		40,457
Construction / Agriculture	9,473		11,138		19,549		22,830
Light Vehicle	24,686		23,981		46,489		47,000
All Other	18,965		16,868		38,449		32,970
Engineered Solutions	76,607		72,212		150,878		143,257
							-
Revenues	$389,829		$353,075		$721,232		$681,103

Gross Margin
Vehicle Control	$59,969	31.8%	$60,109	32.7%	$118,868	31.8%	$118,581	32.2%
Temperature Control	36,609	29.4%	26,512	27.3%	56,298	28.7%	45,667	26.9%
Engineered Solutions	14,869	19.4%	14,648	20.3%	25,803	17.1%	28,288	19.7%
All Other	-		-		-		-
Gross Margin	$111,447	28.6%	$101,269	28.7%	$200,969	27.9%	$192,536	28.3%

Selling, General & Administrative
Vehicle Control	$43,844	23.2%	$40,720	22.2%	$87,102	23.3%	$81,556	22.1%
Temperature Control	23,165	18.6%	20,584	21.2%	40,765	20.8%	37,112	21.9%
Engineered Solutions	8,676	11.3%	8,481	11.7%	17,367	11.5%	16,390	11.4%
All Other	5,789		4,058		10,973		8,418
Subtotal	$81,474	20.9%	$73,843	20.9%	$156,207	21.7%	$143,476	21.1%
Acquisition Expenses	2,411	0.6%	-	0.0%	2,411	0.3%	-	0.0%
Selling, General & Administrative	$83,885	21.5%	$73,843	20.9%	$158,618	22.0%	$143,476	21.1%

Operating Income
Vehicle Control	$16,125	8.5%	$19,389	10.5%	$31,766	8.5%	$37,025	10.1%
Temperature Control	13,444	10.8%	5,928	6.1%	15,533	7.9%	8,555	5.0%
Engineered Solutions	6,193	8.1%	6,167	8.5%	8,436	5.6%	11,898	8.3%
All Other	(5,789)		(4,058)		(10,973)		(8,418)
Subtotal	$29,973	7.7%	$27,426	7.8%	$44,762	6.2%	$49,060	7.2%
Restructuring & Integration	(2,559)	-0.7%	(294)	-0.1%	(2,751)	-0.4%	(1,206)	-0.2%
Acquisition Expenses	(2,411)	-0.6%	-	0.0%	(2,411)	-0.3%	-	0.0%
Other Income (Expense), Net	(17)	0.0%	46	0.0%	5	0.0%	70	0.0%
Operating Income	$24,986	6.4%	$27,178	7.7%	$39,605	5.5%	$47,924	7.0%

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures
(In thousands, except per share amounts)
	THREE MONTHS ENDED		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)
EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP EARNINGS FROM CONTINUING OPERATIONS	$17,980	$18,358	$27,843	$31,056

RESTRUCTURING AND INTEGRATION EXPENSES	2,559	294	2,751	1,206
ACQUISITION EXPENSES	2,411	-	2,411	-
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(1,292)	(77)	(1,342)	(314)

NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$21,658	$18,575	$31,663	$31,948

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.81	$0.83	$1.25	$1.40

RESTRUCTURING AND INTEGRATION EXPENSES	0.12	0.01	0.12	0.05
ACQUISITION EXPENSES	0.11	-	0.11	-
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(0.06)	-	(0.06)	(0.01)

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.98	$0.84	$1.42	$1.44

OPERATING INCOME

GAAP OPERATING INCOME	$24,986	$27,178	$39,605	$47,924

RESTRUCTURING AND INTEGRATION EXPENSES	2,559	294	2,751	1,206
ACQUISITION EXPENSES	2,411	-	2,411	-
OTHER (INCOME) EXPENSE, NET	17	(46)	(5)	(70)	LAST TWELVE MONTHS ENDED		YEAR ENDED
					JUNE 30,		DECEMBER 31,
NON-GAAP OPERATING INCOME	$29,973	$27,426	$44,762	$49,060	2024	2023	2023
					(Unaudited)
EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$24,433	$24,697	$37,804	$41,806	$77,714	$84,580	$81,716

DEPRECIATION AND AMORTIZATION	7,318	7,047	14,619	14,129	29,512	28,534	29,022
INTEREST EXPENSE	2,752	3,283	4,819	7,145	10,961	15,136	13,287
EBITDA	34,503	35,027	57,242	63,080	118,187	128,250	124,025

RESTRUCTURING AND INTEGRATION EXPENSES	2,559	294	2,751	1,206	4,187	3,053	2,642
ACQUISITION EXPENSES	2,411	-	2,411	-	2,411	-	-
CUSTOMER BANKRUPTCY CHARGE	-	-	-	-	-	7,002	-
SPECIAL ITEMS	4,970	294	5,162	1,206	6,598	10,055	2,642

EBITDA WITHOUT SPECIAL ITEMS	$39,473	$35,321	$62,404	$64,286	$124,785	$138,305	$126,667

MANAGEMENT BELIEVES THAT NON-GAAP EARNINGS FROM CONTINUING OPERATIONS AND NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS WHICH ARE ATTRIBUTABLE TO SMP, AND NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY’S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments
(In thousands)	THREE MONTHS ENDED JUNE 30, 2024
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$15,116	$13,197	$5,812	$(9,139)	$24,986

RESTRUCTURING AND INTEGRATION EXPENSES	1,009	247	364	939	2,559
ACQUISITION EXPENSES	-	-	-	2,411	2,411
OTHER EXPENSE, NET	-	-	17	-	17

NON-GAAP OPERATING INCOME	$16,125	$13,444	$6,193	$(5,789)	$29,973

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$13,067	$13,978	$6,529	$(9,141)	$24,433

DEPRECIATION AND AMORTIZATION	3,606	780	2,463	469	7,318
INTEREST EXPENSE	1,899	726	706	(579)	2,752
EBITDA	18,572	15,484	9,698	(9,251)	34,503

RESTRUCTURING AND INTEGRATION EXPENSES	1,009	247	364	939	2,559
ACQUISITION EXPENSES	-	-	-	2,411	2,411
SPECIAL ITEMS	1,009	247	364	3,350	4,970

EBITDA WITHOUT SPECIAL ITEMS	$19,581	$15,731	$10,062	$(5,901)	$39,473
% of Net Sales	10.4%	12.6%	13.1%		10.1%

(In thousands)	THREE MONTHS ENDED JUNE 30, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$19,273	$5,800	$6,163	$(4,058)	$27,178

RESTRUCTURING AND INTEGRATION EXPENSES	154	128	12	-	294
OTHER INCOME, NET	(38)	-	(8)	-	(46)

NON-GAAP OPERATING INCOME	$19,389	$5,928	$6,167	$(4,058)	$27,426

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$17,235	$5,259	$6,247	$(4,044)	$24,697

DEPRECIATION AND AMORTIZATION	3,373	768	2,486	420	7,047
INTEREST EXPENSE	2,304	842	637	(500)	3,283
EBITDA	22,912	6,869	9,370	(4,124)	35,027

RESTRUCTURING AND INTEGRATION EXPENSES	154	128	12	-	294
SPECIAL ITEMS	154	128	12	-	294

EBITDA WITHOUT SPECIAL ITEMS	$23,066	$6,997	$9,382	$(4,124)	$35,321
% of Net Sales	12.6%	7.2%	13.0%		10.0%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY’S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments
(In thousands)	SIX MONTHS ENDED JUNE 30, 2024
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$30,656	$15,228	$8,044	$(14,323)	$39,605

RESTRUCTURING AND INTEGRATION EXPENSES	1,110	305	397	939	2,751
ACQUISITION EXPENSES	-	-	-	2,411	2,411
OTHER INCOME, NET	-	-	(5)	-	(5)

NON-GAAP OPERATING INCOME	$31,766	$15,533	$8,436	$(10,973)	$44,762

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$27,382	$15,866	$8,875	$(14,319)	$37,804

DEPRECIATION AND AMORTIZATION	7,131	1,678	4,932	878	14,619
INTEREST EXPENSE	3,326	1,257	1,370	(1,134)	4,819
EBITDA	37,839	18,801	15,177	(14,575)	57,242

RESTRUCTURING AND INTEGRATION EXPENSES	1,110	305	397	939	2,751
ACQUISITION EXPENSES	-	-	-	2,411	2,411
SPECIAL ITEMS	1,110	305	397	3,350	5,162

EBITDA WITHOUT SPECIAL ITEMS	$38,949	$19,106	$15,574	$(11,225)	$62,404
% of Net Sales	10.4%	9.7%	10.3%		8.7%

(In thousands)	SIX MONTHS ENDED JUNE 30, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$36,648	$7,884	$11,810	$(8,418)	$47,924

RESTRUCTURING AND INTEGRATION EXPENSES	439	671	96	-	1,206
OTHER INCOME, NET	(62)		(8)	-	(70)

NON-GAAP OPERATING INCOME	$37,025	$8,555	$11,898	$(8,418)	$49,060

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$32,292	$6,364	$11,533	$(8,383)	$41,806

DEPRECIATION AND AMORTIZATION	6,785	1,531	4,967	846	14,129
INTEREST EXPENSE	5,045	1,735	996	(631)	7,145
EBITDA	44,122	9,630	17,496	(8,168)	63,080

RESTRUCTURING AND INTEGRATION EXPENSES	439	671	96	-	1,206
SPECIAL ITEMS	439	671	96	-	1,206

EBITDA WITHOUT SPECIAL ITEMS	$44,561	$10,301	$17,592	$(8,168)	$64,286
% of Net Sales	12.1%	6.1%	12.3%		9.4%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY’S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets
(In thousands)
	JUNE	JUNE	DECEMBER
	2024	2023	2023
	(Unaudited)	(Unaudited)

ASSETS

CASH AND CASH EQUIVALENTS	$26,156	$23,019	$32,526

ACCOUNTS RECEIVABLE, GROSS	247,989	223,862	168,327
ALLOWANCE FOR EXPECTED CREDIT LOSSES	8,672	5,757	8,045
ACCOUNTS RECEIVABLE, NET	239,317	218,105	160,282

INVENTORIES	508,183	499,134	507,075
UNRETURNED CUSTOMER INVENTORY	18,119	19,722	18,240
OTHER CURRENT ASSETS	24,880	27,903	26,100

TOTAL CURRENT ASSETS	816,655	787,883	744,223

PROPERTY, PLANT AND EQUIPMENT, NET	131,921	107,590	121,872
OPERATING LEASE RIGHT-OF-USE ASSETS	99,121	73,093	100,065
GOODWILL	134,476	132,391	134,729
OTHER INTANGIBLES, NET	87,597	96,291	92,308
DEFERRED INCOME TAXES	40,287	33,905	40,533
INVESTMENT IN UNCONSOLIDATED AFFILIATES	25,615	41,557	24,050
OTHER ASSETS	38,656	29,435	35,267

TOTAL ASSETS	$1,374,328	$1,302,145	$1,293,047

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT PORTION OF REVOLVING CREDIT FACILITY	$-	$53,700	$-
CURRENT PORTION OF TERM LOAN AND OTHER DEBT	5,030	5,028	5,029
ACCOUNTS PAYABLE	105,094	94,657	107,455
ACCRUED CUSTOMER RETURNS	53,102	43,664	38,238
ACCRUED CORE LIABILITY	16,017	20,187	18,399
ACCRUED REBATES	54,280	43,781	42,278
PAYROLL AND COMMISSIONS	32,404	28,346	29,561
SUNDRY PAYABLES AND ACCRUED EXPENSES	66,239	59,126	63,303

TOTAL CURRENT LIABILITIES	332,166	348,489	304,263

LONG-TERM DEBT	203,162	164,488	151,182
NONCURRENT OPERATING LEASE LIABILITY	88,820	64,271	88,974
ACCRUED ASBESTOS LIABILITIES	66,357	59,565	72,013
OTHER LIABILITIES	29,501	24,917	25,742

TOTAL LIABILITIES	720,006	661,730	642,174

TOTAL SMP STOCKHOLDERS’ EQUITY	640,018	629,673	635,064
NONCONTROLLING INTEREST	14,304	10,742	15,809
TOTAL STOCKHOLDERS’ EQUITY	654,322	640,415	650,873

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,374,328	$1,302,145	$1,293,047

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
	SIX MONTHS ENDED
	JUNE 30,
	2024	2023
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

NET EARNINGS	$26,397	$21,144
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET CASH
PROVIDED BY (USED IN) OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION	14,619	14,129
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAXES	1,956	10,001
OTHER	5,560	5,835
CHANGE IN ASSETS AND LIABILITIES:
ACCOUNTS RECEIVABLE	(81,060)	(48,271)
INVENTORY	(3,641)	30,924
ACCOUNTS PAYABLE	(2,168)	4,323
PREPAID EXPENSES AND OTHER CURRENT ASSETS	2,757	(468)
SUNDRY PAYABLES AND ACCRUED EXPENSES	29,966	2,776
OTHER	(4,525)	(1,023)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(10,139)	39,370

CASH FLOWS FROM INVESTING ACTIVITIES

CASH ACQUIRED IN STEP ACQUISITION	-	-
CAPITAL EXPENDITURES	(22,941)	(9,507)
OTHER INVESTING ACTIVITIES	18	66
NET CASH USED IN INVESTING ACTIVITIES	(22,923)	(9,441)

CASH FLOWS FROM FINANCING ACTIVITIES

NET CHANGE IN DEBT	51,986	(16,547)
PURCHASE OF TREASURY STOCK	(10,409)	-
DIVIDENDS PAID	(12,706)	(12,544)
OTHER FINANCING ACTIVITIES	(400)	3
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	28,471	(29,088)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(1,779)	1,028
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,370)	1,869
CASH AND CASH EQUIVALENTS at beginning of period	32,526	21,150
CASH AND CASH EQUIVALENTS at end of period	$26,156	$23,019